   SCHWAB ADVISOR CASH RESERVES TM
   SWEEP INVESTMENTS

                                                               SCHWAB FUNDS LOGO

   Prospectus
   April 30, 2006
   As amended July 24, 2006

   - Schwab Advisor Cash Reserves TM -- Sweep Shares and Premier Sweep Shares

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB ADVISOR CASH RESERVES TM
SWEEP INVESTMENTS


       ABOUT THE FUND

          Strategy.................................................    2

          Risks....................................................    3

          Performance..............................................    4

          Fund fees and expenses...................................    4

          Financial highlights.....................................    5

          Fund management..........................................    6

       INVESTING IN THE FUND

          Buying/selling shares....................................    8

          Selling/exchanging shares................................    9

          Transaction policies.....................................   10

          Dividends and taxes......................................   11

                  ABOUT THE FUND

                  The Schwab Advisor Cash Reserves TM seeks to provide a competitive current yield while offering the liquidity, stability and convenience traditionally associated with money market mutual funds.

                  The fund invests exclusively in U.S. dollar-denominated money market investments.

                  The fund is designed for use as Sweep Investments TM, in conjunction with certain Schwab accounts. Customers who qualify can designate this fund as their account's sweep fund.

SCHWAB ADVISOR CASH RESERVES TM
Ticker symbols   Sweep Shares: SWQXX   Premier Sweep Shares: SWZXX

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THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
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STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN HIGH-QUALITY SHORT-TERM MONEY MARKET INVESTMENTS ISSUED BY U.S. AND FOREIGN ISSUERS, SUCH AS:

- commercial paper, including asset-backed commercial paper and promissory notes

- certificates of deposit and time deposits

- variable- and floating-rate debt securities

- bank notes and bankers' acceptances

- repurchase agreements

- obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and Sallie Mae (U.S. government securities)

All of these investments will be denominated in U.S. dollars, including those that are issued by foreign issuers.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

                        This fund is designed for investors interested in competitive money market returns.

RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Issuers of securities such as Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae) and the Federal Home Loan Bank (FHLB) are supported by the limited lines of credit their issuers maintain with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below is a bar chart that shows the fund's Sweep Shares performance (which varies from year to year). The table shows the performance of the fund's Sweep Shares and Premier Sweep Shares and how it averages out over time. This information gives some indication of the risks of an investment in the fund. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

To obtain the current seven-day yield, please contact your investment advisor or Schwab Signature Service Alliance TM team at 1-800-515-2157. Other clients should call 1-800-435-4000 or visit www.schwab.com/schwabfunds.

ANNUAL TOTAL RETURNS (%) as of 12/31

SWEEP SHARES


[BAR CHART]

       2.63

        05

BEST
QUARTER: 0.85% Q4 2005
WORST
QUARTER: 0.46% Q1 2005

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                                                 Since
                                     1 year   inception 1
---------------------------------------------------------
SWEEP SHARES                          2.63       2.25
PREMIER SWEEP SHARES                  2.73       2.35

1 Inception: 8/19/04.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return for each share class.

FEE TABLE (%)

                                                                            PREMIER
                                                                   SWEEP     SWEEP
SHAREHOLDER FEES                                                   SHARES    SHARES
-----------------------------------------------------------------------------------
                                                                    None      None

ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------------
Management fees                                                     0.36      0.36
Distribution (12b-1) fees                                           None      None
Other expenses                                                      0.49      0.49
                                                                  -----------------
Total annual operating expenses                                     0.85      0.85
Less expense reduction                                             (0.16)    (0.26)
                                                                  -----------------
NET OPERATING EXPENSES*                                             0.69      0.59
                                                                  -----------------

* Schwab and the investment adviser have agreed to permanently limit the fund's "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of the Sweep Shares and Premier Sweep Shares to 0.69% and 0.59%, respectively. Effective October 1, 2006, Schwab and the investment adviser have agreed to permanently limit the fund's Sweep Shares "net operating expenses" (excluding interest, taxes and certain non-operating expenses) to 0.66%.

EXAMPLE

Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
----------------------------------------------------------------------------------
SWEEP SHARES               $70            $221           $384          $  859
PREMIER SWEEP SHARES       $60            $211           $375          $  853

4  Schwab Advisor Cash Reserves TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            1/1/05-    8/19/04 1-
SWEEP SHARES                                12/31/05    12/31/04
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        1.00        1.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.03        0.00 2
                                            -----------------------------------------------------------------
Less distributions:
  Dividends from net investment income       (0.03)      (0.00) 2
                                            -----------------------------------------------------------------
Net asset value at end of period              1.00        1.00
                                            -----------------------------------------------------------------
Total return (%)                              2.63        0.45 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.69        0.69 4
  Gross operating expenses                    0.85        0.85 4
  Net investment income                       2.65        1.30 4

Net assets, end of period ($ X 1,000,000)    1,898       1,271

                                            1/1/05-    8/19/04 1-
PREMIER SWEEP SHARES                        12/31/05    12/31/04
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        1.00        1.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                       0.03        0.00 2
                                            -----------------------------------------------------------------

Less distributions:
  Dividends from net investment income       (0.03)      (0.00) 2
                                            -----------------------------------------------------------------
Net asset value at end of period              1.00        1.00
                                            -----------------------------------------------------------------
Total return (%)                              2.73        0.48 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                      0.59        0.59 4
  Gross operating expenses                    0.85        0.85 4
  Net investment income                       2.75        1.41 4

Net assets, end of period ($ X 1,000,000)    3,728       2,344

1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.

                  FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $150 billion under management.

                  The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for approximately 5 million shareholder accounts. (All figures on this page are as of 12/31/05).

                  As the investment adviser, the firm oversees the asset management and administration of the Schwab Advisor Cash Reserves TM. As compensation for these services, the firm is entitled to receive a management fee from the fund. For the 12 months ended 12/31/05, these fees were 0.20% for the fund. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amount paid, including the effect of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's 2005 semi-annual and annual reports, which cover the periods from 1/1/05 through 6/30/05 and 1/1/05 through 12/31/05, respectively.

                  INVESTING IN THE FUND

                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares. Helpful information on taxes is included as well.

BUYING/SELLING SHARES

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. The fund is designed for use in conjunction with certain Schwab accounts, subject to the eligibility terms and conditions of your account agreement, as amended from time to time. For more information regarding whether the fund is available through your account, please contact Schwab.

When you designate this fund as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your sweep account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of your sweep fund will be sold to cover these transactions according to the terms and conditions of your account agreement.

If you have questions, please contact your investment advisor or Signature Service Alliance TM team at 1-800-515-2157. Other clients should call 1-800-435-4000 or visit www.schwab.com.

8  Investing in the fund

WHEN PLACING ORDERS

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Sweep Investments TM and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

You are automatically entitled to initiate transactions by telephone. The fund and Schwab employ procedures to confirm the authenticity of telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.

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THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if your Schwab account is closed for any reason or your balance falls below the fund's investment minimum, if any.

- To redeem your shares if your Schwab account is no longer eligible for the fund.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
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TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The Fed is closed on federal holidays. The fund reserves the right to open for business on days the NYSE is closed but the Fed is open. The fund calculates its share price each business day, as of the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted no later than 10 a.m. Eastern time generally receive that day's dividend. Orders to buy that are accepted after 10 a.m. Eastern time generally will receive the next business day's dividend. Orders to sell or exchange shares that are accepted no later than 10 a.m. Eastern time generally don't receive that day's dividend, but those accepted after 10 a.m. Eastern time generally do.

The fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. However, the fund is a money market fund and seeks to provide shareholders current income, liquidity and a stable net asset value of $1.00 per share. In addition, the fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the fund's investments, and money market instruments in general, and the fund's intended purpose to serve as a short-term investment vehicle for shareholders, the fund does not monitor or limit shareholder purchases and redemptions of fund shares. However, the fund's policies and procedures do provide the fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

PORTFOLIO HOLDINGS INFORMATION. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.

10  Investing in the fund

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS THE FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends in cash or fund shares to its shareholders' Schwab accounts on the 15th of each month (or next business day if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $0.01, you may not receive a dividend payment. The fund does not expect to distribute any capital gains.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, THE FUND'S DIVIDENDS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income is distributed as dividends and is taxable as ordinary income. Income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. The sale or exchange of your fund shares may have tax consequences to you if you do not hold your shares in a tax-advantaged account, but no capital gain or loss to a shareholder is anticipated because the fund seeks to maintain a stable $1 share price.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS THE FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on dividends and transactions in their monthly account statements.

NOTES

NOTES

NOTES

   TO LEARN MORE

   This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the fund, please contact your investment advisor or Schwab Signature Service Alliance TM team at 1-800-515-2157, if applicable. Other clients should call 1-800-435-4000. In addition, you may visit www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual report or semi-annual report.

   The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Advisor Cash Reserves TM
    Sweep Investments                         811-5954




   REG27100FLD-03

SCHWAB ADVISOR CASH RESERVES TM
SWEEP INVESTMENTS

PROSPECTUS
April 30, 2006
As amended July 24, 2006


                                                           [CHARLES SCHWAB LOGO]